UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.

On February 8, 2023, Aspen University, Inc. (“Aspen University”) received notification from the United States Department of Education (the “DOE”) that effective February 7, 2023 the DOE had placed Aspen University, a wholly-owned subsidiary of Aspen Group, Inc. (“AGI”) on Heightened Cash Management 2 (“HCM2”). Under the HCM2 method of payment, Aspen University may continue to obligate funds under the federal student financial assistance programs authorized by Title IV of the Higher Education Act of 1965, as amended.

Heightened Cash Monitoring is a step that the U.S. Department of Education can take with institutions to provide additional oversight for a number of financial or federal compliance issues. A school placed on HCM2 no longer receives funds under the Advance Payment Method. After a school on HCM2 makes disbursements to students from its own institutional funds, a Reimbursement Payment Request must be submitted for those funds to the DOE. Consequently, Aspen University is estimating the next financial aid reimbursement received from the DOE will be delayed until late March 2023 at the earliest. Subsequent to the receipt of the first financial aid payment under HCM2, Aspen University will be able to submit for financial aid reimbursement once every 30 days. Reimbursement payments could be delayed if the DOE has findings upon review of each of our reimbursement files.

The letter from the DOE stated that the DOE acted in response to the Show Cause Directive from the Distance Education Accrediting Commission, which action AGI disclosed in a Form 8-K filed February 3, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit		Incorporated by Reference			Filed or Furnished
#	Exhibit Description	Form	Date	Number	Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: February 9, 2023	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer